Exhibit 10.79

Amendment No. 4 to
Amended and Restated Management Agreement

This Amendment No. 4 to Amended and Restated Management Agreement (the “Amendment”), dated as of December 30, 2021, is made pursuant to that certain Amended and Restated Management Agreement dated as of March 15, 2012, (as amended by the Amendment No. 1 to Amended and Restated Management Agreement, dated as of October 21, 2015, by the Amendment No. 2 to Amended and Restated Management Agreement, dated as of July 24, 2017, and by the Amendment No. 3 to Amended and Restated Management Agreement, dated as of April 16, 2021, the “Agreement”), among Domino’s Pizza Master Issuer LLC, a Delaware limited liability company (the “Master Issuer”), Domino’s Pizza Distribution LLC, a Delaware limited liability company (the “Domestic Distributor”), Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the “SPV Canadian Holdco”), Domino’s IP Holder LLC, a Delaware limited liability company (the “IP Holder”, and together with the Master Issuer, the Domestic Distributor and SPV Canadian Holdco, the “Co-Issuers”), Domino’s SPV Guarantor LLC, a Delaware limited liability company (the “SPV Guarantor”), Domino’s Pizza Franchising LLC, a Delaware limited liability company (the “Domestic Franchisor”), Domino’s Pizza International Franchising Inc., a Delaware corporation (the “International Franchisor”), Domino’s Pizza Canadian Distribution ULC, a Nova Scotia unlimited company (the “Canadian Distributor”), Domino’s EQ LLC, a Delaware limited liability company (the “Domestic Distribution Equipment Holder”), Domino’s RE LLC, a Delaware limited liability company (the “Domestic Distribution Real Estate Holder”), Domino’s Pizza International Franchising of Michigan LLC, a Michigan limited liability company (the “International Franchisor (Michigan)”, and together with the SPV Guarantor, the Domestic Franchisor, the International Franchisor, the Canadian Distributor, the Domestic Distribution Equipment Holder and the Domestic Distribution Real Estate Holder, the “Guarantors”), Domino’s Pizza LLC, a Michigan limited liability company (“DPL”), Domino’s Pizza NS Co., a Nova Scotia unlimited company (the “Canadian Manufacturer”), Citibank, N.A. (“Citibank”), as trustee (the “Trustee”).

Witnesseth:

Whereas, Section 8.2 of the Agreement provides, among other things, that the parties to the Agreement may amend the Agreement from time to time in a writing by such parties;

Whereas, the Co-Issuers, the Guarantors, DPL, the Canadian Manufacturer and the Trustee wish to amend the Agreement as set forth herein;

Whereas, the Co-Issuers, the Guarantors, DPL and the Canadian Manufacturer have duly authorized the execution and delivery of this Amendment;

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.
Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.
Section 2.
Amendments.

2.1.
The Agreement is hereby amended to amend and restate the preamble as follows:

This AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as March 15, 2012 (this "Agreement"), is entered into by and among Domino's Pizza Master Issuer LLC, a Delaware limited liability company (the "Master Issuer"), Domino's Pizza Distribution LLC, a Delaware limited liability company (the "Domestic Distributor"), Domino's SPV Canadian Holding Company Inc., a Delaware corporation (the "SPV Canadian Holdco"), Domino's IP Holder LLC, a Delaware limited liability company (the "IP Holder", and together with the Master Issuer, the Domestic Distributor and SPV Canadian Holdco, the "Co-Issuers"), Domino's SPV Guarantor LLC, a Delaware limited liability company (the "SPV Guarantor"), Domino's Pizza Franchising LLC, a Delaware limited liability company (the "Domestic Franchisor"), Domino's Pizza International Franchising Inc., a Delaware corporation (the "International Franchisor"), Domino's Pizza Canadian Distribution ULC, a Nova Scotia unlimited company (the "Canadian Distributor"), Domino's EQ LLC, a Delaware limited liability company (the "Domestic Distribution Equipment Holder"), Domino's RE LLC, a Delaware limited liability company (the "Domestic Distribution Real Estate Holder"), Domino’s Pizza International Franchising of Michigan LLC, a Michigan limited liability company (the “International Franchisor (Michigan)”, and together with the SPV Guarantor, the Domestic Franchisor, the International Franchisor, the Canadian Distributor, ~~and~~ the Domestic Distribution Equipment Holder and the Domestic Distribution Real Estate Holder, the "Guarantors"), Domino's Pizza LLC, a Michigan limited liability company ("DPL"), Domino's Pizza NS Co., a Nova Scotia unlimited company (the "Canadian Manufacturer"), Citibank, N.A. ("Citibank"), as trustee (the "Trustee"), and any other Securitization Entity that becomes party to this Agreement by execution of a joinder substantially in the form attached hereto as Exhibit A. This Agreement amends and restates the Master Servicing Agreement, dated as of April 16, 2007, by and among the Co-Issuers, the SPV Guarantor, the Domestic Franchisor, the International Franchisor, the Canadian Distributor, the Manager, the Canadian Manufacturer and Citibank, N.A., as trustee. For all purposes of this Agreement, capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in Annex A to the Base Indenture (as defined below). "Manager", when in reference to (a) the servicing of the Managed Assets of the Canadian Distributor, shall mean the Canadian Manufacturer, and (b) the servicing of all other Managed Assets, shall mean DPL; provided, that the term "Manager" shall mean only DPL with respect to ARTICLE 3 and Sections 2.7, 2.8, 4.1(a)(i) and 8.2 herein. All other representations, warranties and covenants of or about DPL made herein are repeated herein with respect to the Canadian Manufacturer, as applicable, as though fully set forth herein.

2.2.
The Agreement is hereby amended to amend and restate the third recital as follows:

WHEREAS, from and after the Closing Date, the International Franchisor or the International Franchisor (Michigan) will also originate all Post-Closing Overseas Franchise Arrangements;

2.3.
The Agreement is hereby amended to amend and restate the definition of “International Continuing Franchise Fees” appearing in Section 1.1 thereof in its entirety as follows:

"International Continuing Franchise Fees" means the Continuing Franchise Fees received by the International Franchisor or the International Franchisor (Michigan).

2.4.
The Agreement is hereby amended to insert the definition of “International Franchisor (Michigan)” in Section 1.1 thereof in alphabetical order as follows:

"International Franchisor (Michigan)" has the meaning set forth in the preamble hereto.

2.5.
The Agreement is hereby amended to amend and restate clause (i) of the definition of “Services” appearing in Section 1.1 thereof in its entirety as follows:

(i) ensuring material compliance by the Master Issuer, the Domestic Franchisor, the International Franchisor and the International Franchisor (Michigan) with franchise industry- specific government regulation and applicable laws;

2.6.
The Agreement is hereby amended to amend and restate Section 5.1(b)(ii) thereof in its entirety as follows:

(ii) Either (a) such Post-Securitization International Franchise Arrangement requires the Franchisee under such Post-Securitization International Franchise Arrangement to comply in all material respects with all applicable Requirements of Law and to indemnify the International Franchisor or the International Franchisor (Michigan) for any losses arising out of such Franchisee's failure to comply with the applicable Requirements of Law, including any necessary approvals or consents from a Governmental Authority or (b) the Manager has obtained a legal opinion or other evidence reasonably acceptable to the Control Party to the effect that such Post-Securitization International Franchise Arrangement complies in all material respects with all applicable Requirements of Law; and

Section 3.
Effectiveness of Amendment. Upon the date hereof (i) the Agreement shall be amended in accordance herewith, (ii) this Amendment shall form part of the Agreement for all purposes and (iii) the parties and each Noteholder shall be bound by the Agreement, as so amended. Except as expressly set forth or contemplated in this Amendment, the terms and conditions of the Agreement shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Agreement made in accordance with the terms of the Agreement, as amended by this Amendment.
Section 4.
Representations and Warranties. Each party hereto represents and warrants to each other party hereto that this Amendment has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

Section 5.
Binding Effect. This Amendment shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.
Section 6.
Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
Section 7.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 8.
Trustee. The Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Securitization Entities and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

[Signature Pages to Follow]

In Witness Whereof, the parties hereto have caused this Amendment No. 4 to Management Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

DOMINO’S PIZZA LLC, as Manager and in its individual capacity

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S PIZZA NS CO.

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S PIZZA MASTER ISSUER LLC

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S PIZZA DISTRIBUTION LLC

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

[Signature Page to Amendment No. 4 to Amended and Restated Management Agreement]

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S IP HOLDER LLC

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S SPV GUARANTOR LLC

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S PIZZA FRANCHISING LLC

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC.

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

[Signature Page to Amendment No. 4 to Amended and Restated Management Agreement]

DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S EQ LLC

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S RE LLC

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

DOMINO’S PIZZA INTERNATIONAL FRANCHISING OF MICHIGAN LLC

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Controller and Treasurer

[Signature Page to Amendment No. 4 to Amended and Restated Management Agreement]

CITIBANK, N.A., in its capacity as Trustee

By: /s/ Jacqueline Suarez
Name: Jacqueline Suarez
Title: Senior Trust Officer

[Signature Page to Amendment No. 4 to Amended and Restated Management Agreement]